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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. ______)

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Check the appropriate box:
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[ ]    Confidential, for use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss. 240.14a-12

                               BCSB BANCORP, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                  PRESS RELEASE
                    FOR RELEASE FEBRUARY 9, 2010 AT 4:00 P.M.

                          For More Information Contact
                               Joseph J. Bouffard
                                 (410) 256-5000
                               BCSB Bancorp, Inc.

  BCSB BANCORP, INC. ANNOUNCES INTENT TO ADJOURN ANNUAL MEETING OF STOCKHOLDERS

February 9, 2010 ---- BCSB Bancorp, Inc. (Nasdaq: BCSB) the parent company of Baltimore County Savings Bank, announced today that it intends to call to order and then immediately adjourn its annual meeting of stockholders to be held at Baltimore County Savings Bank, F.S.B.'s Perry Hall Office located at 4208 Ebenezer Road, Baltimore, Maryland on Wednesday, February 10, 2010, at 4:30 p.m., local time. BCSB is taking this action as a result of the recent and forecasted inclement weather so as to allow stockholders to safely attend the annual meeting in person. The adjournment of the annual meeting of stockholders will be until 4:30 p.m., local time on Wednesday, February 17, 2010 at Baltimore County Savings Bank, F.S.B.'s Perry Hall Office located at 4208 Ebenezer Road, Baltimore, Maryland.

BCSB Bancorp has filed with the Securities and Exchange Commission (the "SEC") a proxy statement pursuant to which it is soliciting proxies with respect to the election of three directors to serve for a term of three years, the ratification of the appointment of Stegman & Company as the independent registered public accounting firm for the fiscal year ending September 30, 2010 and a non-binding resolution to approve the compensation of the named executive officers. Stockholders are urged to read the proxy statement and other relevant documents filed with the SEC.

BCSB Bancorp, Inc. operates principally through Baltimore County Savings Bank which was founded in 1955 and provides regional community banking solutions through 18 locations across the Baltimore metropolitan area. For more information, visit www.baltcosavings.com.

This press release contains statements that are forward-looking, as that term is defined by the Private Securities Litigation Reform Act of 1995 or the Securities and Exchange Commission in its rules, regulations and releases. The Company intends that such forward-looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectations regarding important risk factors, including but not limited to real estate values, market conditions, the impact of interest rates on financing, local or national economic factors and legislative and regulatory changes that could adversely affect the business in which BCSB Bancorp and Baltimore County Savings Bank are engaged. Accordingly, actual results may differ from those expressed in the forward-looking statements, and the making of such statements should not be regarded as a representation by the Company or any other person that results expressed herein will be achieved.